                                                                 EXHIBIT 10.12

                         WARRANT PURCHASE AGREEMENT

          This Warrant Purchase Agreement (the "Agreement") is made and entered into as of July 1, 1994, by and between CaRDiMa, Inc., a Delaware corporation (the "Company"), and State of California Public Employees' Retirement System (the "Purchaser").

          The Company desires to sell and the Purchaser desires to purchase a warrant (the "Warrant") to purchase 10,000 shares of the Company's Common Stock (the "Warrant Shares") at a purchase price of $.01 per share substantially in the form attached hereto as Exhibit A on the terms and conditions set forth
                            ---------
herein.

          In consideration of the mutual promises contained herein, the parties hereto agree as follows:

          1.   Stock Purchase.
               --------------

               a. Subject to the terms and conditions of this Agreement, the Purchaser agrees to purchase a Warrant from the Company and the Company agrees to sell and issue a Warrant to the Purchaser for an aggregate purchase price of $100.00.

               b. The purchase and sale of the Warrant shall take place at the offices of Brobeck, Phleger & Harrison, Two Embarcadero Place, 2200 Geng Road, Palo Alto, California on the date this Agreement is signed by the parties, or at such other time and place as to which the Company and Purchaser shall agree (which time and place are designated as the "Closing"). At the Closing, the Company shall deliver the Warrant to the Purchaser, against payment of the Purchase price therefor by either check or wire transfer.

          2.   Representations and Warranties of Purchaser.  The Purchaser
               -------------------------------------------
hereby represents and warrants to the Company that:

               a.  Purchase Entirely for Own Account.  This Warrant is
                   ---------------------------------
issued to the Purchaser in reliance upon Purchaser's representation to the Company that the Warrant and the Common Stock issuable upon exercise of the Warrant (collectively, the "Securities") will be acquired for investment for the Purchaser's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same (other than to partners of the Purchaser). Purchaser further represents and warrants that it does not have any contract, undertaking, agreement, or arrangement with any person to sell, transfer, or grant participations to such person or to any third person, with respect to any of the Securities (other than to partners of the Purchaser).

               b.  Access to Information.  The Purchaser acknowledges that
                   ---------------------
it has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the Warrant.

               c.  Investment Experience.  The Purchaser acknowledges that
                   ---------------------
it is able to fend for itself, can bear the economic risk of its investment, and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Securities. It has not been organized solely for the purpose of acquiring the Securities.

               d.  Accredited Investor.  The Purchaser is an "accredited
                   -------------------
investor" within the meaning of SEC Rule 501 of Regulation D, as presently in effect.

               e.  Restricted Securities.  It understands that the
                   ---------------------
Securities it is purchasing are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Act only in certain limited circumstances. In this connection, the Purchaser represents that it is familiar with SEC Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Act.

               f.  Legends.  It is understood that the certificates
                   -------
evidencing the Securities may bear one or all of the following legends:

                   (1) "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED OR UNLESS SOLD PURSUANT TO AN EXEMPTION TO SUCH ACT. "

                   (2) Any legend required by the laws of the State of California.

          3.   Representations and Warranties of the Company.  The Company
               ---------------------------------------------
represents and warrants to the Purchaser as follows:

               a. This Agreement and the Warrant have been duly authorized and executed by the Company and are valid and binding obligations of the Company, enforceable in accordance with their terms except as to (i) the effect of applicable bankruptcy and similar laws affecting the rights of creditors, and (ii) the effect of rules of law governing specific performance, injunctive relief and other equitable remedies.

               b. The Common Stock issuable upon exercise of the Warrant has been duly authorized and reserved for issuance by the Company and, when issued in accordance with the terms hereof, will be validly issued, fully paid and non-assessable, and free from all taxes, liens and charges with respect to the issue of such shares.

               c. The rights, preferences, privileges, and restrictions granted to or imposed upon the Common Stock and the holders thereof are as set forth in the Articles of Incorporation, a true and complete copy of which has been delivered to the Purchaser.

               d. The execution and delivery of this Agreement and the Warrant are not, and the issuance of the Common Stock upon exercise of the Warrant in accordance with the terms thereof, are not inconsistent with the Company's Articles of Incorporation or Bylaws, do not contravene any law, governmental rule or regulation, judgment, or order applicable to the Company, and do not conflict with or contravene any provision of, or constitute a default under, any indenture, mortgage, contract, or other instrument of which the Company is a party or by which it is bound or require the consent or approval of, the giving of notice to, the registration or filing with, or the taking of any action in respect of or by, any federal, state, or local government authority or agency or other person, other than state or federal securities law filings.

               e. During the period within which the Warrant may be exercised, the Company will at all times have authorized and reserved for the purpose of the issue upon exercise of the Warrant a sufficient number of shares of its Common Stock to provide for the exercise of the Warrant.

           4.  Qualification of Securities.  The sale of the Securities has
               ---------------------------
not been qualified with the Commissioner of Corporations of the State of California and the issuance of such securities or the payment or receipt of any part of the consideration thereof prior to such qualification is unlawful, unless the sale of securities is exempt from the qualification by Section 25100, 25102 or 25105 of the California Corporations Code. The Company represents and warrants that the sale of the Securities is exempt from qualification under the securities laws of the State of California.

           5.  General Provisions.
               ------------------

               a. This Agreement represents the entire agreement between the Company and Purchaser regarding the subject matter hereof, supersedes all prior agreements and understanding, and may only be amended in a writing signed by the Company and the Purchaser.

               b. This Agreement shall bind and benefit the successors, assigns, heirs, executors and administrators of the parties. The rights of the Purchaser under this Agreement may not be assigned (except to an Affiliate of Purchaser, as such term is defined in Rule 405 of the rules and regulations promulgated under the Securities Act of 1933, as amended) without the written consent of the Company.

               c. This Agreement shall be governed in all respects by the laws of the State of California.

               d. The Agreement may be executed in counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

          IN WITNESS WHEREOF, the parties hereto have executed this Warrant Purchase Agreement as of the day and year first set forth above.

                                    CARDIMA, INC.
                                    a Delaware corporation



                                    /s/ Gabriel B. Vegh
                                    -------------------------------------------
                              By:    Gabriel B. Vegh
                              Title: President


                                    STATE OF CALIFORNIA PUBLIC
                                    EMPLOYEES' RETIREMENT SYSTEM,
                                    an agency of the State of California


                                    ------------------------------------------
                              By:   Alex, Brown Kleinwort Benson Realty
                                    Advisors Corporation
                              Its:  Advisor and Duly Authorized Agent


                              By:   /s/ Richard Cunningham
                                    ------------------------------------------
                                    Richard Cunningham
                              Its:  Senior Vice President


                              By:   /s/ Joseph R. Shea
                                    ------------------------------------------
                                    Joseph R. Shea
                              Its:  Senior Vice President

                                   EXHIBIT A

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THEY MAY NOT BE OFFERED FOR SALE, SOLD, OR OTHERWISE TRANSFERRED, PLEDGED, OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED OR UNLESS SOLD PURSUANT TO AN EXEMPTION TO SUCH ACT.


                             COMMON STOCK WARRANT

                                      OF

                                 CARDIMA, INC.

          THIS CERTIFIES THAT State of California Public Employees' Retirement System (the "Warrantholder" is entitled to subscribe for and purchase from CaRDiMa, Inc., a Delaware corporation (the "Company") 10,000 fully paid and non-assessable shares of the Company's Common Stock ("Common Stock"), at a price of $1.00 per share (the "Exercise Price"); provided, however, that the Exercise Price and the number of shares purchasable hereunder are subject to adjustment upon the occurrence of the contingencies set forth in this Warrant. This Warrant is granted in connection with the execution of that certain Lease Agreement by and between the Company and State of California Public Employees' Retirement System, dated April 25, 1994.

          Upon delivery of this Warrant, subject to Section 1 hereof, together with payment of the Exercise Price of the shares of Common Stock thereby purchased, at the principal office of the Company or at such other office or agency as the Company may designate by notice in writing to the holder hereof, the holder of this Warrant shall be entitled to receive a certificate or certificates for the shares of Common Stock so purchased. The date at which the Company receives (i) the Warrant and, subject to Section 1 hereof, (ii) the payment for the shares of Common Stock, either by payment in cash or by check or by notice of Warrantholder's intent to use shares of Common Stock as payment as described in Section 1 below, or such later date as such notice shall specify, shall be referred to herein as the "Exercise Date." However, other than an exercise pursuant to a Conversion (as defined below), in no case shall the issuance of the shares of Common Stock purchasable upon exercise of this Warrant occur prior to the Company's receipt from the Warrantholder of the payment for such shares. All shares of Common Stock which may be issued upon the exercise of this Warrant will, upon issuance, be fully paid, non-assessable and free from all taxes, liens and charges with respect thereto.

          This Warrant is subject to the following terms and conditions:

          1.   Exercise of Warrant.
               -------------------

               a. This Warrant may be exercised in part or in whole at any time (1) commencing on the earlier of (i) 36 months after the date of issuance of the Warrant, or (ii) 20 days prior to the day upon which the Company's Common Stock commences trading on the National Association of Securities Dealers Automated Quotations System or on a national securities exchange in connection with the Company's initial underwritten public offering (the "Initial Public Offering") of its equity securities pursuant to a registration statement under the Securities Act of 1933, as amended (the "Act"), or (iii) 20 days prior to the closing of (x) the sale of all or substantially all of the assets of the Company or (y) a consolidation, merger or reorganization by the Company pursuant to which the shareholders of the Company immediately prior to such consolidation, merger or reorganization do not possess a majority of the voting power of the acquiring entity immediately following such consolidation, merger or reorganization (a "Merger/Acquisition"), or (iv) 20 days prior to the record date for any dividend of cash or other property (other than Common Stock or convertible securities) declared on any Common Stock or convertible securities (a "Cash Dividend"), and (2) ending on the earlier of (i) six years from the date of this Warrant, (ii) seven (7) days following the closing of the Initial Public Offering, or (iii) the date upon which the Company consummates a Merger/Acquisition, respectively; provided that the Company shall notify the Warrantholder as soon as possible, but in no event later than twenty (20) days, prior to the occurrence of an Expiration Date. This Warrant may be exercised by surrendering it at the principal office of the Company and by payment to the Company, in cash or by check or in the manner provided for in the following paragraph, of the Exercise Price for all of the Common Stock purchased. The Company shall, within 10 days after such delivery, prepare a certificate for the shares of Common Stock purchased in the name of the holder of this Warrant, or as such holder may direct (subject to the restrictions upon transfer contained herein. Such certificate or certificates shall be deemed to have been issued and the person so named therein shall be deemed to have become a holder of record of such shares as of the Exercise Date, irrespective of the date of delivery of such certificate or certificates for shares of Common Stock.

               b. In lieu of exercising this Warrant by the payment of the Exercise Price in cash or by check, but otherwise in accordance with the preceding paragraph, the Warrantholder may elect to receive shares (a "Conversion") equal to the value (as determined below) of this Warrant by surrender of this Warrant at the principal office of the Company together with notice of such election (which notice shall include the number of shares being exercised hereunder), in which event the Company shall issue to the Warrantholder that number of shares of Common Stock equal to the quotient obtained by dividing (x) the value of the shares of Common Stock being exercised (the "Exercised Shares") on the Exercise Date, which value shall be determined by subtracting (A) the aggregate Exercise Price of the Exercised Shares immediately prior to the exercise of the Warrant from (B) the aggregate fair market value of the Exercised Shares on the Exercise Date by (y) the fair market value of one share of Common

Stock as of the Exercise Date. No fractional shares shall be issuable upon exercise of this Warrant, and if the number of shares to be issued determined in accordance with the foregoing formula is other than a whole number, the Company shall pay to the Warrantholder an amount in cash equal to the fair market value of the resulting fractional share on the Exercise Date.

               c. For purposes of this Section 1, the fair market value of the Common Stock issuable upon exercise of this Warrant shall be determined as follows:

                    (i) If this Warrant is exercised in connection with and contingent upon the Initial Public Offering whether pursuant to a Conversion or by payment of cash, and if the Company's registration statement relating to such Initial Public Offering has been declared effective by the Securities and Exchange Commission, then the fair market value shall be the initial "Price to Public" specified in the final prospectus with respect to such offering.

                    (ii) If this Warrant is not exercised in connection with and contingent upon the Initial Public Offering then the fair market value shall be determined in good faith by mutual agreement between the Warrantholder and the Company. If the Warrantholder and the Company are unable to so agree on the fair market value, then the fair market value shall be determined in good faith by the Board of Directors of the Company, and, as soon thereafter as practicable, the Company shall give written notice thereof to the Warrantholder at the address of such holder as shown in the books of the Company, and the Expiration Date shall be extended until the later of the date determined pursuant to Section 1(a)(2) above or 20 days after the receipt of such notice of the Board's determination of fair market value.

               d. The Company will pay all documentary stamp taxes and other governmental charges (excluding all foreign, federal or state income, franchise, property, estate, inheritance, gift or similar taxes) in connection with the issuance or delivery of the Warrant hereunder, as well as such taxes attributable to the initial issuance or delivery of shares of Common Stock upon the exercise of the Warrant or payment of the Exercise Price.

          2.   Transfer of Warrant.  This Warrant and all rights hereunder are
               -------------------
not transferable, except to an Affiliate, as such term is used in the Act and in accordance with Section 3 hereof.

          3.   Condition of Transfer of Warrant.  It shall be a condition to any
               --------------------------------
transfer of this Warrant that the Company shall have received, at the time of such transfer, a statement in writing of the pertinent facts covering any proposed distribution thereof. It shall be a further condition to any transfer of this Warrant or of any or all of the shares of Common Stock issued upon exercise of this Warrant, other than a transfer registered under the Act, that the Company shall have received (i) if required by counsel to the Company, a legal opinion, in form and substance reasonably satisfactory to the Company and its counsel, reciting the pertinent circumstances surrounding the proposed transfer and stating that such transfer is exempt from the prospectus and the registration requirements of the Act and (ii) a statement in writing from, and signed by, any proposed transferees containing the same representations and warranties as set forth in Section 6 hereof. The requirement of a legal opinion shall not apply to the transfer of this Warrant or any part thereof to a partnership of which the Warrantholder is a partner or to the beneficial owners or affiliates of such partnership without further consideration or otherwise to an Affiliate (as such term is defined in Rule 405 of the rules and regulations promulgated under the Securities Act of 1933, as amended) of the Warrantholder, so long as such transfer is in compliance with applicable securities laws. Each certificate evidencing the shares of Common Stock issued upon exercise of this Warrant, or upon any transfer of such shares (other than a transfer registered under the Act or any subsequent transfer of shares so registered) shall, at the option of the Company, contain a legend, in form and substance satisfactory to the Company and its counsel, restricting the transfer of such shares to sales or other dispositions exempt from the requirements of the Act.

          It shall be a further condition to each such transfer that the transferee shall receive and accept a Warrant, of like tenor and date, executed by the Company.

          4.   Adjustment of Exercise Price and Number of Shares Purchasable
               -------------------------------------------------------------
Hereunder.  The Exercise Price and the number of shares purchasable hereunder
---------
shall be subject to adjustment from time to time in accordance with the following provisions:

               a.   Subdivisions and Combinations.  In case the Company shall at
                    -----------------------------
any time subdivide the outstanding shares of its Common Stock, the Exercise Price in effect immediately prior to such subdivision shall be proportionately decreased, and in case the Company shall at any time combine the outstanding shares of its Common Stock, the Exercise Price in effect immediately prior to such combination shall be proportionately increased, effective at the close of business on the date of such subdivision or combination, as the case may be.

               b.   Stock Dividends. In case the Company shall at any time
                    ---------------
declare a dividend or make a distribution with respect to its Common Stock payable in Common Stock, then the Exercise Price in effect immediately prior to the record date for distribution of such dividend or distribution shall be adjusted to that price determined by multiplying the Exercise Price in effect immediately prior to such record date by a fraction (i) the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to such dividend or distribution, and (ii) the denominator of which shall be the total number of shares of Common Stock outstanding immediately after such dividend or distribution.

               c.   Common Stock.  In case the Company shall at any time issue
                    ------------
shares of Common Stock for a consideration per share less than the Specified Value per share on the issue date, then the Exercise Price in effect immediately prior to the issue date for such shares shall be adjusted to that price determined by multiplying the Exercise Price in effect immediately prior to such issue date by a fraction (i) the numerator of which shall be (A) the total number of Fully Diluted Shares outstanding immediately prior to such issue date, plus (B) the aggregate consideration, if any, received by the Company upon such issuance divided by the Specified Value as of such issue date and (ii) the denominator of which shall be the total number of Fully Diluted Shares outstanding immediately after such issue date. This subsection (c) does not apply to:

                    (i) the issuance of shares of the Company's Common Stock upon conversion of shares of Series A or B Preferred Stock;

                    (ii) the issuance of up to 1,385,000 shares of the Company's Common Stock to officers, directors or employees of, or consultants to, the Corporation pursuant to incentive stock option or incentive stock purchase plans or agreements on terms unanimously approved by the Board of Directors, subject to adjustment for all subdivisions and combinations; or

                    (iii) the issuance of shares of the Company's Common Stock as a dividend or distribution on the Company's capital stock.

               d.   Convertible Securities.  In case the Company shall at any
                    ----------------------
time issue any options, warrants, rights or other securities convertible into or exchangeable or exercisable for Common Stock for a consideration per share of Common Stock initially deliverable upon conversion, exchange or exercise of such securities less than the Specified Value per share on the issue date, then the Exercise Price in effect immediately prior to the issue date of such securities shall be adjusted to that price determined by multiplying the Exercise Price in effect immediately prior to such issue date by a fraction (i) the numerator of which shall be (A) the total number of Fully Diluted Shares outstanding immediately prior to such issue date, plus (B) the aggregate consideration, if any, received or to be received by the Company upon such issuance and such later conversion, exchange or exercise divided by the Specified Value as of such issue date and (ii) the denominator of which shall be the total number of Fully Diluted Shares outstanding immediately after such issue date.

          This subsection (d) does not apply to the issuance of up to 1,385,000 shares of the Company's Common Stock to officers, directors or employees of, or consultants to, the Corporation pursuant to incentive stock option or incentive stock purchase plans or agreements on terms unanimously approved by the Board of Directors, subject to adjustment for all subdivisions and combinations.

               e.   Specified Value.  "Specified Value" per share of Common
                    ---------------
Stock shall be the greater of (i) $2.00, provided, however, that such amount shall be proportionately adjusted for future stock splits, dividends, combinations or other similar corporate events and (ii) the per share fair market value of the Common Stock on the date of determination.

               f.   Consideration Received.  For purposes of any computation
                    ----------------------
respecting consideration received pursuant to subsections (c) and (d) of this
Section 4, the following shall apply:

                    (i) in the case of the issuance of shares of Common Stock for cash, the consideration shall be the amount of such cash, provided that in no case shall any deduction be made for any commissions, discounts or other expenses incurred by the Company for any underwriting of the issue or otherwise in connection therewith;

                    (ii) in the case of the issuance of shares of Common Stock for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair market value thereof (irrespective of the accounting treatment thereof) as determined in good faith by the Board of Directors; and

                    (iii) in the case of the issuance of options, warrants or other securities convertible into or exchangeable or exercisable for shares of Common Stock, the aggregate consideration received therefor shall be deemed to be the consideration received by the Company for the issuance of such securities plus the additional minimum consideration, if any, to be received by the Company upon the conversion, exchange or exercise thereof (the consideration in each case to be determined in the same manner as provided in clauses (1) and
(2) of this subsection).

               g.   Number of Shares. Upon each adjustment pursuant to
                    ----------------
subdivisions (a), (b), (c) or (d) of this Section 4, the registered holder of this Warrant shall thereafter (until another such adjustment) be entitled to purchase in accordance with Section 1 hereof, at the adjusted Exercise Price, the number of shares of Common Stock, calculated to the nearest full share, obtained by multiplying the number of shares of Common Stock purchasable hereunder immediately prior to such adjustment by the Exercise Price in effect prior to such adjustment and dividing the product so obtained by the adjusted Exercise Price.

               h.   Reclassification or Merger.  In case of any
                    --------------------------
reclassification, change, or conversion of securities of the class or series issuable upon exercise of this Warrant (other than as a result of a subdivision or combination described above), or in case of a Merger/Acquisition where this Warrant has not been exercised in accordance with Section 1 hereof, the Company, or such successor or purchasing corporation, as the case may be, shall duly execute and deliver to the Warrantholder a new warrant so that the Warrantholder shall have the right to receive, at a total purchase price not to exceed that payable upon the exercise of the unexercised portion of this Warrant, and in lieu of the shares of Common Stock theretofore issuable upon exercise of this Warrant, the kind and amount of shares of stock, other securities, money and property receivable upon such reclassification, change, or Merger/Acquisition by a holder of the number of shares of Common Stock then purchasable under this Warrant. Such new warrant shall provide for adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section
4. The provisions of this subparagraph (h) shall similarly apply to successive reclassification, changes, and Mergers/Acquisitions.

               i.   Adjustments in Other Securities.  If as a result of any
                    -------------------------------
event or for any other reason, any adjustment is made which increases the number of shares of Common Stock issuable upon conversion, exercise or exchange of, or in the conversion or exercise price or exchange ratio applicable to, securities of the Company issued on or prior to the last issuance date of the Series C Preferred Stock of the Company that are convertible into, or exercisable or exchangeable for, Common Stock of the Company, then a corresponding adjustment shall be made hereunder to increase the number of shares of Common Stock issuable upon exercise of the Warrant, but only to the extent that no such adjustment has been made pursuant to Sections 4(a), (b), (c) or (d) hereof with respect to such event or for such other reason.

               j.   Miscellaneous.  For purposes of this Section 4 the term
                    -------------
"shares of Common Stock" shall mean (i) shares of the class of stock designated as the Common Stock of the Company at the date of this Agreement, and (ii) shares of any other class of stock resulting from successive changes or reclassification of such shares consisting solely of changes in par value, or from par value to no par value, or from no par value to par value. For purposes of this Section 4, the term "Fully Diluted Shares" shall mean (i) shares of Common Stock outstanding as of a specified date and (ii) shares of Common Stock into or for which rights, options, warrants or other securities outstanding as of such date are exercisable or convertible.

          5.   Notices.
               -------

               a. Upon any adjustment of the Exercise Price and any increase or decrease in the number of shares of Common Stock purchasable upon the exercise of this Warrant, then, and in each such case, the Company, as soon as practicable, but in no event later than thirty (30) days thereafter, shall give written notice thereof to the registered holder of this Warrant at the address of such holder as shown on the books of the Company which notice shall state the Exercise Price as adjusted and the increased or decreased number of shares purchasable upon the exercise of this Warrant, setting forth in reasonable detail the method of calculation of each.

               b. In the event that the Company shall propose at any time to effect the Initial Public Offering, a Merger/Acquisition or a Cash Dividend and in addition to the notice referred to in Section 1(a)(2) above, the Company shall send to the Warrantholder at least twenty (20) days prior written notice of the date when the same is anticipated to take place; provided, however, that the failure to give such notice shall not give the Warrantholder the right to delay or otherwise restrain or affect the Initial Public Offering, the Merger/Acquisition or a Cash Dividend, but failure to give such notice will extend the Expiration Date to the later of the date determined pursuant to
Section 1(a)(2) above or 20 days after the receipt of such notice, in addition to all other rights and remedies the Warrantholder has under applicable law. Such written notice shall be given by first class mail, postage prepaid, addressed to the Warrantholder at the address as shown on the books of the Company for the Warrantholder.

          6.   Representations and Warranties of Warrantholder.  Without
               -----------------------------------------------
limiting or modifying the representations and warranties of the Company in
Section 7 of this Warrant or the right of the Warrantholder to rely thereon, the Warrantholder hereby represents and warrants that:

               a.   Purchase Entirely for Own Account.  This Warrant is issued
                    ---------------------------------
to the Warrantholder in reliance upon Warrantholder's representation to the Company, which by its acknowledgement of this Warrant Warrantholder hereby confirms, that the Warrant and the

Common Stock issuable upon exercise of the Warrant (collectively, the "Securities") will be acquired for investment for the Warrantholder's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the Warrantholder has no present intention of selling, granting any participation in, or otherwise distributing the same (other than to partners of the Warrantholder). By acknowledging this Warrant, it does not have any contract, undertaking, agreement, or arrangement with any person to sell, transfer, or grant participations to such person or to any third person, with respect to any of the Securities (other than to partners of the Warrantholder). It has full power and authority to acknowledge this Warrant.

               b.   Disclosure of Information.  It has had an opportunity to ask
                    -------------------------
questions and receive answers from the Company regarding the terms and conditions of the offering of the Warrant.

               c.   Investment Experience.  The Warrantholder acknowledges that
                    ---------------------
it is able to fend for itself, can bear the economic risk of its investment, and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Warrant. It has not been organized solely for the purpose of acquiring the Warrant.

               d.   Accredited Investor.  The Warrantholder is an "accredited
                    -------------------
investor" within the meaning of SEC Rule 501 of Regulation D, as presently in effect.

               e.   Restricted Securities.  It understands that the Securities
                    ---------------------
it is purchasing are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Act only in certain limited circumstances. In this connection, the Warrantholder represents that it is familiar with SEC Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Act.

               f.   Legends.  It is understood that the certificates evidencing
                    -------
the Securities may bear one or all of the following legends:

                    (i) "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED OR UNLESS SOLD PURSUANT TO AN EXEMPTION TO SUCH ACT."

                    (ii) Any legend required by the laws of the State of California.

          7.   Representations and Warranties of the Company.  The Company
               ---------------------------------------------
represents and warrants to the Warrantholder as follows:

               a. This Warrant has been duly authorized and executed by the Company and is a valid and binding obligation of the Company, enforceable in accordance with its terms except as to (i) the effect of applicable bankruptcy and similar laws affecting the rights of creditors, and (ii) the effect of rules of law governing specific performance, injunctive relief and other equitable remedies.

               b. The Common Stock issuable upon exercise of this Warrant has been duly authorized and reserved for issuance by the Company and, when issued in accordance with the terms hereof, will be validly issued, fully paid and non-assessable, and free from all taxes, liens and charges with respect to the issuance of such shares. Before taking any action which would cause an adjustment pursuant to Section 4 hereof to reduce the Exercise Price below the then par value (if any) of the Common stock, the Company shall take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock at the Exercise Price so adjusted.

               c. The rights, preferences, privileges, and restrictions granted to or imposed upon the Common Stock and the holders thereof are as set forth in the Articles of Incorporation, a true and complete copy of which has been delivered to the Warrantholder.

               d. The execution and delivery of this Warrant is not, and the issuance of the Common Stock upon exercise of this Warrant in accordance with the terms hereof, is not inconsistent with the Company's Articles of Incorporation or Bylaws, does not contravene any law, governmental rule or regulation, judgment, or order applicable to the Company, and does not conflict with or contravene any provision of, or constitute a default under, any indenture, mortgage, contract, or other instrument of which the Company is a party or by which it is bound or require the consent or approval of, the giving of notice to, the registration or filing with, or the taking of any action in respect of or by, any federal, state, or local government authority or agency or other person, other than state or federal securities law filings.

               e. During the period within which this Warrant may be exercised, the Company will at all times have authorized and reserved for the purpose of the issue upon exercise of this Warrant a sufficient number of shares of its Common Stock to provide for the exercise of this Warrant. The Company shall from time to time take all action which may be necessary or appropriate so that the shares of Common stock issuable upon exercise of the Warrant, immediately upon their issuance following the exercise of the Warrant, will be listed on the principal securities exchanges and markets within the United States of America, if any, on which the other shares of Common Stock are then listed; provided, however, that this section shall not be construed to provide the Holder with the right to have such shares registered in any manner other than as set forth in Section 8.f. hereof

               f. The authorized capital of the Company consists, or will consist immediately prior to the Closing, of:

                    (i)   Preferred Stock. Eight Million Seven Hundred Sixty-Six
                          ---------------
Thousand Six Hundred Sixty-Six (8,766,666) shares of Preferred Stock (the "Preferred Stock"), Three Million One Hundred Thousand (3,100,000) of which have been designated Series A Preferred Stock (the "Series A Preferred Stock"), Three Million (3,000,000) shares of which are outstanding, Two Million Three Hundred Thirty-Three Thousand Three Hundred Thirty-Three (2,333,333) of which have been designated Series B Preferred Stock (the "Series B Preferred Stock"), all of which are outstanding and Three Million Three Hundred Thirty-Three Thousand Three Hundred Thirty-Three (3,333,333) of which have been designated Series C Preferred Stock (the "Series C. Preferred Stock"), none of which are outstanding.

                    (ii)  Common Stock. Ten Million Six Hundred Eighteen
                          ------------
Thousand Three Hundred Thirty Three (10,618,333) shares of common stock ("Common Stock"), of which Four Hundred Sixty-Six Thousand Six Hundred Sixty-Seven (466,667) shares are issued and outstanding, Three Million One Hundred Thousand (3,100,000) have been reserved for issuance upon the conversion of the Series A Preferred Stock, Two Million Three Hundred Thirty-Three Thousand Three Hundred Thirty-Three (2,333,333) have been reserved for issuance upon conversion of the Series B Preferred Stock and Three Million Three Hundred Thirty-Three Thousand Three Hundred Thirty-Three (3,333,333) have been reserved for issuance upon conversion of the Series C Preferred Stock.

                          (a) All Four Hundred Sixty-Six Thousand Six Hundred
Sixty-Seven (466,667) shares of outstanding Common Stock are owned by Gabriel Vegh, a founder of the Company, pursuant to an Employee Stock Purchase Agreement with the Company.

                          (b) The outstanding shares of Common Stock are all
duly and validly authorized and issued, fully paid and nonassessable, and were issued in accordance with the registration or qualification provisions of the Securities Act of 1933, as amended (the "Act") and any relevant state securities laws or pursuant to valid exemptions therefrom.

                    (iii) Except for (A) the conversion privileges of the Series A Preferred Stock, the Series B Preferred Stock and the Series C Preferred Stock, (B) the rights provided in Section 2.4 of the Amended and Restated Stockholders' Rights Agreement effective June 30, 1993, as amended (the "Stockholder Rights Agreement"), (C) 866,666 shares reserved for issuance pursuant to the Company's 1993 Stock Option Plan, of which no shares have been issued, 281,500 shares are subject to outstanding options, and 585,166 shares remain available for issuance, and (D) a warrant to purchase 76,600 shares of the Company's Series A Preferred Stock issued to Target Therapeutics, Inc. in connection with an equipment lease financing transaction, there are no outstanding options, warrants, rights (including conversion or preemptive rights) or agreements for the purchase or acquisition from the Company of any shares of its capital stock. The Company is not a party or subject to any agreement or understanding, and, to the Company's knowledge, there is no agreement or understanding between any persons and/or entities, which affects or relates to the voting or giving of written consents with respect to any security or by a director of the Company.

          8.   Miscellaneous.
               -------------

               a. The terms of this Warrant shall be binding upon and shall inure to the benefit of any successors and assigns of the Company and of the holder or holders hereof and of the Common Stock issued or issuable upon the exercise hereof and all of the obligations of the Company relating to the Common Stock issuable upon exercise of this Warrant shall survive the exercise of this Warrant.

               b. No holder of this Warrant, as such, shall be entitled to vote or receive dividends or be deemed to be a shareholder of the Company for any purpose, nor shall anything contained in this Warrant be construed to confer upon the holder of this Warrant, as such, any rights of a shareholder of the Company or any right to vote, give or withhold consent to any corporate action, receive notice of meetings, receive dividends or subscription rights, or otherwise.

               c. Receipt of this Warrant by the holder hereof shall constitute acceptance of and agreement to the foregoing terms and conditions.

               d. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction, upon delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company, or in the case of any such mutilation, upon surrender and cancellation of such Warrant, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like date and tenor.

               e. This Warrant shall be governed by the internal laws of the State of California.

               f. The holder of this Warrant shall be entitled to the piggy-back registration rights in substantially the form set forth in a Stockholders' Rights Agreement, a copy of which is annexed hereto and incorporated herein by reference.

          IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer.

Date: July 1, 1994

                              CaRDiMa, Inc.



                              /s/ Gabriel B. Vegh
                              --------------------------
                              By:    Gabriel B. Vegh
                              Title: President

Acknowledged and Accepted By:

STATE OF CALIFORNIA PUBLIC EMPLOYEES' RETIREMENT SYSTEM, an agency of the State of California


By:
     -----------------------------------
     Alex, Brown Kleinwort Benson Realty
     Advisors Corporation
Its: Advisor and Duly Authorized Agent


By:  /s/ Richard Cunningham
     -----------------------------------
     Richard Cunningham
Its: Senior Vice President


By:  /s/ Joseph R. Shea
     -----------------------------------
     Joseph R. Shea
Its: Senior Vice President

                                 SUBSCRIPTION
                                 ------------



CaRDiMa, Inc.
47201 Lakeview Boulevard
Fremont, CA  94539


Ladies and Gentlemen:

          The undersigned, ________________________________, hereby elects to purchase, pursuant to the provisions of the Warrant Purchase Agreement and the Warrant dated ____________________, 1994 held by the undersigned, ____________
shares of the Common Stock of CaRDiMa, Inc., a Delaware corporation, and tenders herewith payment of the exercise price of such shares in full.

          The undersigned hereby represents and warrants that the undersigned is acquiring such stock for its own account and not for resale or with a view to, or for resale in connection with, the distribution of any part thereof or of any of the Common Stock issuable upon conversion thereof, and accepts such shares subject to the restrictions of the Warrant Purchase Agreement (the "Agreement"), all dated as of ____________________, 1994. The undersigned hereby remakes all representations set forth in Section 2 of the Agreement.



Dated:__________________, 199_      By: ____________________________________

                                    Address: _______________________________

                                             _______________________________



STATE OF CALIFORNIA PUBLIC EMPLOYEES' RETIREMENT SYSTEM an agency of the State of California

By:  Alex. Broan Kleinwort Benson Realty Advisors Corporation
Its: Advisor and Duly Authorized Agent

By:  /s/ Richard C. Cunningham              By:   /s/ Joseph R. Shea
     -------------------------                    ------------------
     Richard C. Cunningham                        Joseph R. Shea
Its: Senior Vice President                  Its:  Senior Vice President